UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2013

CTI Group (Holdings) Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-10560	51-0308583
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 N. Alabama Street, Suite 240, Indianapolis, Indiana		46204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	317-262-4582

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2013, the CTI Group (Holdings), Inc. (the "Company"), as lessee, and DH Realty, LLC, as lessor, executed an amendment (the "Amendment") attached hereto as Exhibit 10.1 to that certain Office Lease dated October 16, 2006 between the lessee and lessor (the "Lease"), pursuant to which the Company extended its lease of office space in Indianapolis, Indiana through November 30, 2020. Without the Amendment, the Lease would have expired on February 28, 2014. As an incentive for the Company to enter into the Amendment, the lessor agreed to (i) grant the Company free rent for the first four months of the amended term of the Lease as well as five additional months in July of the years 2015, 2016, 2017, 2018 and 2019, and (ii) provide for $85,000 nonrefundable discretionary allowance for equipment, furniture and improvements. The average annual rent cost under the Amendment over its term is $228,836 per annum. Considering the benefit of the $85,000 discretionary allowance, the net average annual rent cost under the Amendment over its term is $216,243 per annum. The Amendment maintains the Company’s office space at 15,931 feet.

The Amendment also includes various representations and covenants which are customary for transactions of this nature.

The forgoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 "Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 – First Amendment to Office Lease dated December 2, 2013, between DH Realty, LLC and CTI Group (Holdings) Inc.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements. CTI Group (Holdings) Inc. (the “Company”) includes this cautionary statement regarding forward-looking statements for the express purpose of using protections of the safe-harbor provided by the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements. Examples of forward-looking statements include, but are not limited to: (i) projections of book value, revenues, capital expenditures, growth, prospects, dividends, capital structure and other financial matters; (ii) statements of plans and objectives of the Company or its management or Board of Directors; (iii) statements of future economic performance; (iv) statements of assumptions underlying other statements and statements about the Company and its business relating to the future; and (v) any statements using the words “estimate”, “anticipate”, “expect”, “may”, “project”, “intend”, “believe”, or variations thereon or similar expressions.

The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Factors that could affect the Company’s assumptions and predictions include, but are not limited to, the risks that the Company will be unable to (i) obtain settlements in connection with its patent enforcement activities; (ii) attract and retain customers to purchase its products; and (iii) commercialize and market its products; the risks related to (i) results of the Company’s research and development; (ii) technological advances by third parties; (iii) the Company’s loss of major customers; (iv) competition; (v) future capital needs of the Company; (vi) history of operating losses; and (vii) dependence upon general economic and business conditions. You should not place any undue reliance on any forward-looking statements. The Company disclaims any intent or obligation to update forward-looking statements contained in this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Group (Holdings) Inc.

December 6, 2013	By:	/s/ Manfred Hanuschek

Name: Manfred Hanuschek
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Office Lease dated December 2, 2013 between DH Realty LLC and CTI Group (Holdings) Inc.